Going Concern (Details) - Schedule of total capital plus net debt	12 Months Ended
Dec. 31, 2021 USD ($)
Schedule Of Total Capital Plus Net Debt Abstract
Trade and other payables (Note 24)	$ 15,892,129
Less: Cash and cash equivalents (Note 18)	(632,540)
Net debt	15,259,589
Loans and borrowings (Note 27)	18,526,802
Total Deficit	(26,842,475)
Total capital	(8,315,673)
Capital and net debt	$ 6,943,916
Gearing ratio	220.00%